Dreyfus

Large Company

Value Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       Large Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Large Company Value Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, the Nasdaq Composite Index, a major measure of technology stock performance, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely, and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Large Company Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Large Company Value Fund perform  relative to its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 1.35% .(1) For the same period, the Russell 1000 Value Index, the fund's benchmark, produced a total return of -0.99%.(2)

We attribute the fund's ability to achieve a positive return in this market and its performance relative to its benchmark largely to our technology holdings. Much of the market's advance during the period was driven by strong performance among technology-related stocks. Since the fund held a greater concentration of technology stocks than its benchmark, the fund enjoyed slightly greater returns. However, the fund's holdings in technology stocks were scaled back shortly after the reporting period ended, now reflecting those of its benchmark.

What is the fund's investment approach?

The fund invests primarily in large-capitalization, value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's resources among sectors in roughly the same proportions as our benchmark. However, we may choose
to    emphasize
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

certain sectors that we believe offer greater long-term growth prospects than the overall market. During the reporting period, we chose to emphasize value-oriented companies in the rapidly growing technology sector.

What other factors influenced the fund's performance?

As stated earlier, the fund's performance during the reporting period was largely driven by the rise of our technology-related holdings. Although many technology- and Internet-related stocks failed to meet our value-oriented
investment   criteria,   we   identified   and   invested   in  several  large,
well-established technology companies that did meet our standards. We allocated an average of approximately 13.7% of the fund's assets in technology stocks during the period, compared with an average of approximately 6.6% for the Russell 1000 Value Index. Our diversified technology holdings included computer companies, such as Apple Computer; semiconductor manufacturers, such as Intel; and software vendors, such as Computer Associates International. Although many technology stocks suffered sharp declines in March and April 2000, the fund's value-oriented technology holdings preserved a significant percentage of the gains they had achieved earlier in the period.

The fund's performance was also strongly influenced by higher prices for several individual stocks among our non-technology holdings. Our best performers included well-known consumer staples companies, such as General Motors, as well as less familiar names in the utility sector, such as Dynegy. Our value discipline prompted us to reduce holdings in stocks of some companies, such as Cendant, that climbed higher than we believed to be justified by company fundamentals.

Our diversified holdings also included significant positions in many other industries, most notably the traditional value sectors of energy, basic materials, and producer manufacturing. While none of these sectors made strong contributions to the fund' s positive performance, neither did they detract substantially.


What is the fund's current strategy?

As of April 30, 2000, we have continued to allocate a relatively high percentage of the fund' s assets to value-oriented technology stocks, as compared to the Russell 1000 Value Index. As mentioned earlier, the fund's technology holdings have since been scaled back to reflect those of its benchmark. However, we believe that technology remains a driving force behind U.S. economic growth, delivering products that stimulate consumer spending and productivity enhancements that enable businesses to grow earnings while limiting price increases. Although many technology stocks appear overpriced to us in relation to their intrinsic value, we have continued to find attractive investment opportunities that meet our value-oriented investment criteria.

We have also continued to allocate a significant percentage of the fund's assets to the financial sector. Although prices of financial stocks have remained under pressure from rising interest rates, we believe the sector' s underlying fundamentals are strong and that shares of many leading companies offer attractive long-term investment opportunities.

We continue to believe that value investing remains an important part of a diversified portfolio, and we continue to maintain our strict commitment to value investing.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES..

                                                             The Fund

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


STATEMENT OF INVESTMENTS

COMMON STOCKS--96.3%                                                                            Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--9.6%

Bank of America                                                                                  35,400                1,734,600

Bank of New York                                                                                 34,900                1,433,081

Chase Manhattan                                                                                  17,000                1,225,062

Fleet                                                                                            52,800                1,871,100

Morgan (J.P.)                                                                                     8,800                1,129,700

Wells Fargo                                                                                      47,000                1,929,938

                                                                                                                       9,323,481

CONSUMER DURABLES--2.4%

Ford Motor                                                                                       22,100                1,208,594

General Motors                                                                                   12,000                1,123,500

                                                                                                                       2,332,094

CONSUMER NON-DURABLES--2.2%

Nabisco Holdings, Cl. A                                                                          13,500                  507,094

PepsiCo                                                                                          31,000                1,137,312

Philip Morris Cos.                                                                               21,600                  472,500

                                                                                                                       2,116,906

CONSUMER SERVICES--6.8%

Cendant                                                                                          25,300  (a)             390,569

Disney (Walt)                                                                                    49,700                2,152,631

MediaOne Group                                                                                   54,000  (a)           4,083,750

                                                                                                                       6,626,950

ELECTRONIC TECHNOLOGY--10.6%

Apple Computer                                                                                    3,400  (a)             421,813

Boeing                                                                                           17,100                  678,656

Compaq Computer                                                                                  23,800                  696,150

Cypress Semiconductor                                                                            20,500  (a)           1,064,719

Dell Computer                                                                                    30,400  (a)           1,523,800

Hewlett-Packard                                                                                   4,200                  567,000

Intel                                                                                            12,300                1,559,794

International Business Machines                                                                   9,400                1,049,275

Micron Technology                                                                                 4,700  (a)             654,475

Motorola                                                                                          8,600                1,023,937

Unisys                                                                                           29,700  (a)             688,669

Xircom                                                                                            7,100  (a)             280,006

                                                                                                                      10,208,294

ENERGY MINERALS--10.4%

BP Amoco, ADS                                                                                    20,924                1,067,124


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Chevron                                                                                           5,700                  485,213

Conoco, Cl. B                                                                                    12,885                  320,514

Exxon Mobile                                                                                     71,921                5,587,363

Royal Dutch Petroleum, A.D.R.                                                                    14,600                  837,675

Santa Fe International                                                                           34,800                1,196,250

Texaco                                                                                           10,800                  534,600

                                                                                                                      10,028,739

FINANCE--19.7%

American Express                                                                                  5,900                  885,369

American General                                                                                  5,200                  291,200

American International                                                                           22,100                2,424,094

Associates First Capital                                                                         45,900                1,018,406

Citigroup                                                                                        98,500                5,854,594

Federal National Mortgage Association                                                            10,200                  615,188

First Union                                                                                      56,900                1,813,687

Goldman Sachs Group                                                                              10,300                  960,475

Merrill Lynch                                                                                    10,900                1,111,119

Morgan Stanley Dean Witter & Co.                                                                 38,600                2,962,550

XL Capital, Class A                                                                              23,300                1,109,662

                                                                                                                      19,046,344

HEALTH SERVICES--1.5%

Columbia/HCA Healthcare                                                                          52,700                1,498,656

HEALTH TECHNOLOGY--4.4%

Bristol-Myers Squibb                                                                              3,500                  183,531

Guidant                                                                                           8,800  (a)             504,900

Pharmacia                                                                                        13,209                  659,624

Schering-Plough                                                                                  37,400                1,507,688

Watson Pharmaceuticals                                                                           31,700  (a)           1,424,519

                                                                                                                       4,280,262

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                            15,400                  999,075

PROCESS INDUSTRIES--2.2%

Dow Chemical                                                                                      5,000                  565,000

International Paper                                                                               8,000                  294,000

PPG Industries                                                                                    3,600                  195,750

Union Carbide                                                                                    17,900                1,056,100

                                                                                                                       2,110,850

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--5.0%

Caterpillar                                                                                       7,500                  295,781

Emerson Electric                                                                                  9,800                  537,775

General Electric                                                                                 10,400                1,635,400

Honeywell International                                                                          11,312                  633,472

Minnesota Mining & Manufacturing                                                                  8,400                  726,600

Tyco International                                                                               22,200                1,019,812

                                                                                                                       4,848,840

TECHNOLOGY SERVICES--1.9%

Computer Associates International                                                                14,100                  786,956

Electronic Data Systems                                                                          15,100                1,038,125

                                                                                                                       1,825,081

UTILITIES--18.6%

AT&T - Liberty Media Group, Cl. A                                                                28,000  (a)           1,398,250

AES                                                                                               9,200  (a)             827,425

BellSouth                                                                                        42,900                2,088,694

Coastal                                                                                          20,400                1,023,825

Duke Energy                                                                                       7,300                  419,750

Dynegy, Cl. A                                                                                    32,100                2,100,544

Enron                                                                                            14,200                  989,562

GTE                                                                                              44,100                2,987,775

MCI WorldCom                                                                                     14,900  (a)             677,019

SBC Communications                                                                               56,558                2,477,947

Sprint (Fon Group)                                                                               16,100                  990,150

US West                                                                                          27,700                1,971,894

                                                                                                                      17,952,835

TOTAL COMMON STOCKS

   (cost $76,932,781)                                                                                                 93,198,407
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.62%, 7/13/2000

   (cost $3,366,276)                                                                          3,405,000                3,366,251
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $80,299,057)                                                              99.8%               96,564,658

CASH AND RECEIVABLES (NET)                                                                          .2%                  207,857

NET ASSETS                                                                                       100.0%               96,772,515

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  80,299,057  96,564,658

Cash                                                                    116,289

Receivable for investment securities sold                               256,913

Dividends receivable                                                     81,723

Receivable for shares of Common Stock subscribed                         10,240

Prepaid expenses                                                         13,191

                                                                     97,043,014
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            93,895

Payable for shares of Common Stock redeemed                             140,241

Interest payable--Note 2                                                    215

Accrued expenses                                                         36,148

                                                                        270,499
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,772,515
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      75,951,037

Accumulated undistributed investment income--net                        222,626

Accumulated net realized gain (loss) on investments                   4,333,251

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            16,265,601
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,772,515
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,544,504

NET ASSETS VALUE, offering an redemption price per share--Note 3(d) ($)
                                                                          21.29

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,855 foreign taxes withheld at source)        832,904

Interest                                                                21,875

TOTAL INCOME                                                           854,779

EXPENSES:

Management fee--Note 3(a)                                              400,723

Shareholder servicing costs--Note 3(b)                                 193,367

Professional fees                                                       15,203

Prospectus and shareholders' reports                                    13,313

Custodian fees--Note 3(b)                                                7,402

Registration fees                                                        6,709

Interest expense--Note 2                                                 5,264

Directors' fees and expenses--Note 3(c)                                  2,586

Miscellaneous                                                            2,087

TOTAL EXPENSES                                                         646,654

INVESTMENT INCOME--NET                                                 208,125
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,880,596

Net unrealized appreciation (depreciation) on investments          (3,996,471)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 884,125

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,092,250

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            208,125              772,415

Net realized gain (loss) on investments         4,880,596           14,049,725

Net unrealized appreciation (depreciation)
   on investments                             (3,996,471)            4,265,714

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   1,092,250            19,087,854
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (635,497)            (575,758)

Net realized gain on investments             (14,240,000)                 --

TOTAL DIVIDENDS                              (14,875,497)            (575,758)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   8,525,652           45,354,543

Dividends reinvested                           14,415,522              548,869

Cost of shares redeemed                      (34,246,001)         (78,366,773)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (11,304,827)         (32,463,361)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (25,088,074)         (13,951,265)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           121,860,589          135,811,854

END OF PERIOD                                  96,772,515          121,860,589

Undistributed investment income--net              222,626              649,998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       395,867            1,953,625

Shares issued for dividends reinvested            681,585               25,040

Shares redeemed                               (1,602,279)          (3,307,066)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (524,827)          (1,328,401)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                           April 30, 2000                                   Year Ended October 31,
                                                                   -----------------------------------------------------------------
                                               (Unaudited)         1999          1998           1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               24.04        21.23         21.35         18.05          15.46         12.63

Investment Operations:

Investment income--net                                 .04(a)       .13(a)        .09           .07            .12           .22

Net realized and unrealized
   gain (loss) on investments                          .25         2.77           .91          4.33           4.68          2.93

Total from Investment Operations                       .29         2.90          1.00          4.40           4.80          3.15

Distributions:

Dividends from investment
   income--net                                        (.13)        (.09)         (.06)         (.11)          (.21)         (.32)

Dividends from net realized gain
   on investments                                    (2.91)          --         (1.06)         (.99)         (2.00)           --

Total Distributions                                  (3.04)        (.09)        (1.12)        (1.10)         (2.21)         (.32)

Net asset value, end of period                       21.29        24.04         21.23         21.35          18.05         15.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.35(b)     13.71          4.83         25.29          34.35         25.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .60(b)      1.25          1.24          1.22           1.25           .83

Ratio of interest expense to
   average net assets                                  .01(b)       .01           --             --             --            --

Ratio of net investment income
   to average net assets                               .19(b)       .55           .36           .41            .93          1.64

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation                                          --           --            --           .06            .32          1.76

Portfolio Turnover Rate                              67.47(b)    141.99        156.72        110.14         186.39        143.61
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      96,773      121,861       135,812       161,960         34,187         6,687

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. Shares of the fund are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $204 during the period ended April 30, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2000 was approximately $172,200, with a related weighted average annualized interest rate of 6.15%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal
services    relating    to    shareholder    accounts,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, the fund was charged $133,574 pursuant to the Shareholder Services Plan, of which $26,966 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $83,590 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $7,402 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member receives an annual fee of $25,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.


(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of their issuance, including redemptions made through the use of the fund's exchange privilege. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

(e) During the period ended April 30, 2000, the fund incurred total brokerage commissions of $176,208, of which $9,728 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

 The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $72,158,530 and $100,608,878, respectively.

  At  April 30, 2000, accumulated net unrealized appreciation on investments was
$16,265,601,   consisting  of  $17,989,678  gross  unrealized  appreciation  and
$1,724,077 gross unrealized depreciation.

  At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent &
                          Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   251SA004





================================================================================

Dreyfus

Small Company

Value Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       Small Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Company Value Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

The past six months have been favorable for small-cap stocks, which, as measured by the Russell 2000 Index, outpaced the performance of large-cap stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index. However, a closer look reveals that small-cap stocks experienced heightened volatility during the reporting period, rising and falling sharply in response to shifting investor preferences.

For example, during the last two months of 1999, small-cap stocks were generally outpaced by large-cap growth stocks -- particularly technology stocks -- in a fast-growing economy. Then, during the first two months of 2000, the large-capitalization sector of the stock market corrected sharply while small-cap stocks generally rose. In March and April, investor sentiment shifted once more, and large-cap companies generally provided higher returns than small-cap companies. In fact, small-cap stocks had their best performance ever in February followed, in March, by their worst performance relative to large-cap stocks since the small-cap market's benchmark was created in January 1979.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Small Company Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 26.15% .(1) In comparison, the Russell 2000 Value Index produced a total return of 8.20% for the same period.(2)

We attribute the fund' s strong performance during the past six months to our ability to uncover numerous value-oriented technology companies that later appreciated in price. Although growth stocks dominated the performance of the stock market during the first four months of the reporting period, the final two months, March and April 2000, could be characterized as a value investor's market.

What is the fund's investment approach?

Our  focus  is  to identify inexpensive stocks with solid long-term fundamentals and improving prospects. The process includes searching for companies with low price-to-earnings (" P/E" ) ratios, defined as low stock prices in relation to expected earnings. To do this, we compare a company's P/E ratio to its own historical averages as well as to other companies in the same industry. We then develop an earnings estimate for each investment candidate, and focus on those companies that we think can do better than the average expectations of Wall Street analysts. Our approach includes meeting with corporate management, competitors and suppliers of these companies to identify positive trends before
they    become    widely    known    in    the    investment    community.

What other factors influenced the fund's performance?

Even with the sharp sell-off in March and April of technology stocks, our technology holdings, which represented about 25% of the portfolio, were still the top performers for the fund during the six-month period. That's primarily
because    we    continued    to    find    technology
                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

companies selling at reasonable prices, which accounted for a significant amount of the fund's superior return.

For example, we purchased shares in Maxtor and Quantum, two disk drive manufacturers, at a time when their businesses were challenged. The valuations of both companies were compelling and we anticipated that business conditions would improve due to a rebound in demand and a more rational supply environment. Beginning in December 1999, both companies began reporting earnings that substantially beat expectations of Wall Street analysts who follow the stocks. The result has been very rewarding for the fund, as both stocks have roughly doubled in price during the period.

Aside from technology, many other areas of the marketplace offered significant value opportunities. For example, the energy services area was especially intriguing because, generally speaking, the industry's stock prices did not reflect soaring oil and natural gas prices. Therefore, we increased our weighting in energy services, which allowed us to take advantage of bargain investment opportunities. Since that time, many of the stocks, particularly oil drillers, have begun to perform very well. Examples include Santa Fe Snyder, which was trading at just three times the projected cash flow, and Ocean Energy, a company that explores for oil in such diverse areas as the Gulf of Mexico, the Rocky Mountains and West Africa.

In addition, we continued to emphasize "old economy" basic industry stocks, such as chemicals, paper and steel -- that were extremely depressed in 1999 as investors seemed to focus single-mindedly on technology. We also concentrated on " bricks and mortar" retailers that investors had brushed aside in favor of the Internet. During the reporting period, many traditional retailers rebounded as " dot.com" companies fell out of favor. For instance, Venator Group, the company that owns Foot Locker, recently saw an increase in demand for sneakers after a
few    years    of    depressed    sales.


What is the fund's current strategy?

We have continued to implement our strategy of seeking companies that we believe are inexpensive, have improving businesses and have recorded profits that, in our view, are likely to increase. Recently, we have found this set of conditions most evident in the technology, energy, basic industries and retailing areas. While the general consensus is that the stock market is expensive, we remain optimistic that good value opportunities are still plentiful.

In addition, while macroeconomic factors such as inflation, interest rates and economic growth can have an impact on the fund's performance, our strategy is to avoid forecasting the economy or Federal Reserve Board policy. Instead, we select stocks for the fund on an individual, company-by-company basis. Then, once those stocks reach certain targets, we sell them, maintaining our time-proven investment discipline, even when it is temporarily out of favor. By doing so, we believe we are able to successfully navigate the portfolio during
all    investment    climates.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS


STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--101.6%                                                                           Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--13.3%

AK Steel Holding                                                                                236,100                2,611,856

Agrium                                                                                          139,100                1,304,063

Arch Chemicals                                                                                  148,200                2,926,950

CK Witco                                                                                        484,400                5,691,700

Gaylord Container, Cl. A                                                                        432,900  (a)           2,218,613

Geon                                                                                            169,500                3,707,812

Georgia Gulf                                                                                     98,400                2,367,750

Hanna (M.A.)                                                                                    402,900                4,633,350

National Steel, Cl. B                                                                            86,200                  538,750

Olin                                                                                            118,600                2,105,150

Solutia                                                                                         265,800                3,621,525

TETRA Technologies                                                                               89,100  (a)           1,269,675

Timken                                                                                           22,500                  416,250

UCAR International                                                                              282,200  (a)           3,721,512

Wellman                                                                                         236,400                5,053,050

                                                                                                                      42,188,006

CAPITAL GOODS--8.1%

AGCO                                                                                            199,300                2,366,687

Albany International, Cl. A                                                                     227,414  (a)           3,453,850

Allen Telecom                                                                                   243,500  (a)           4,322,125

Belden                                                                                          103,300                3,066,719

DONCASTERS, ADS                                                                                 201,900  (a)           1,930,669

Digi International                                                                              181,100  (a)             984,731

Flowserve                                                                                        72,900                1,029,712

Foster Wheeler                                                                                  456,900                4,197,769

Nordson                                                                                             100                    4,469

Thomas & Betts                                                                                   73,900                2,277,044

Wolverine Tube                                                                                  145,900  (a)           2,188,500

                                                                                                                      25,822,275

CONSUMER DURABLES--2.2%

Applied Power, Cl. A                                                                            119,100                3,409,237

Fossil                                                                                           92,800  (a)           1,925,600

Polaris Industries                                                                               55,700                1,705,813

                                                                                                                       7,040,650

CONSUMER NON-DURABLES--8.8%

Alberto-Culver, Cl. A                                                                           149,700                3,386,963

Burlington Industries                                                                            39,600  (a)             173,250


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Dean Foods                                                                                      119,000                2,915,500

Nautica Enterprises                                                                             216,600  (a)           2,436,750

Oakley                                                                                          222,100  (a)           2,554,150

Phillips-Van Heusen                                                                             225,100                1,899,281

Polaroid                                                                                        161,000                3,250,187

Rock-Tenn, Cl. A                                                                                158,600                1,457,137

Russell                                                                                          58,400                1,146,100

Tommy Hilfiger                                                                                  339,200  (a)           2,989,200

Vans                                                                                            159,000  (a)           2,404,875

Wolverine World Wide                                                                            269,200                3,230,400

                                                                                                                      27,843,793

CONSUMER SERVICES--19.5%

Abercrombie & Fitch, Cl. A                                                                      197,200  (a)           2,169,200

AnnTaylor Stores                                                                                164,100  (a)           3,394,819

Brown Shoe                                                                                      277,100                2,840,275

Burlington Coat Factory Warehouse                                                               234,600                3,519,000

CDI                                                                                              45,000  (a)           1,012,500

Cumulus Media, Cl. A                                                                            174,500  (a)           2,290,313

Discount Auto Parts                                                                             165,400  (a)           1,767,713

Finlay Enterprises                                                                              159,600  (a)           1,615,950

Fleming Cos.                                                                                    131,000                2,153,313

Hall, Kinion & Associates                                                                        63,100  (a)           1,549,894

Heilig-Meyers                                                                                   669,700                2,050,956

Information Resources                                                                           135,500  (a)             855,344

Interim Services                                                                                108,600  (a)           1,859,775

Landry's Seafood Restaurants                                                                    172,500                1,487,813

Neiman Marcus Group, Cl. A                                                                       45,300  (a)           1,166,475

Neiman Marcus Group, Cl. B                                                                       59,400                1,503,562

OfficeMax                                                                                       715,500  (a)           4,024,687

School Specialty                                                                                183,700  (a)           3,421,413

ShopKo Stores                                                                                   148,600  (a)           2,656,225

Sunglass Hut International                                                                      355,000  (a)           2,662,500

Sykes Enterprises                                                                               147,800  (a)           2,956,000

Sylvan Learning Systems                                                                         217,600  (a)           3,277,600

Venator Group                                                                                   708,700  (a)           8,415,812

Wet Seal, Cl. A                                                                                 187,900  (a)           3,335,225

                                                                                                                      61,986,364

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--12.0%

Giant Industries                                                                                210,400  (a)           1,880,450

Global Industries                                                                               239,100  (a)           3,407,175

Key Energy Services                                                                             501,300  (a)           4,887,675

NS Group                                                                                        139,500  (a)           2,214,563

National-Oilwell                                                                                172,300  (a)           4,124,431

Newpark Resources                                                                               503,400  (a)           4,153,050

Ocean Energy                                                                                    490,600  (a)           6,347,137

Offshore Logistics                                                                              220,000  (a)           2,667,500

Range Resources                                                                                 225,800                  338,700

Santa Fe Snyder                                                                                 651,400  (a)           5,984,738

Seitel                                                                                          313,700  (a)           1,960,625

                                                                                                                      37,966,044

FINANCIAL SERVICES--5.5%

BARRA                                                                                           114,800  (a)           4,835,950

Berkley (W.R.)                                                                                   51,900                1,096,387

Blanch (E.W.) Holdings                                                                           94,800                2,109,300

Bowne & Co.                                                                                     193,800                2,228,700

Everest Re Group                                                                                123,300                3,606,525

FINOVA Group                                                                                     68,600                  878,938

MONY Group                                                                                       90,500                2,799,844

                                                                                                                      17,555,644

HEALTH CARE--3.5%

AmeriPath                                                                                       199,800  (a)           1,560,937

AmeriSource Health, Cl. A                                                                       110,000  (a)           2,200,000

Omnicare                                                                                        218,200                3,313,913

Sierra Health Services                                                                           21,200  (a)              75,525

Spacelabs Medical                                                                                72,800  (a)             864,500

Superior Consultant Holdings                                                                     82,800  (a)           1,174,725

Ventiv Health                                                                                   168,500                1,779,781

                                                                                                                      10,969,381

SEMICONDUCTORS--4.3%

Actel                                                                                           173,700  (a)           6,394,331

CFM Technologies                                                                                 14,800  (a)             133,200

General Semiconductor                                                                           359,300  (a)           7,186,000

                                                                                                                      13,713,531

TECHNOLOGY--22.8%

Alternative Resources                                                                           272,700  (a)             647,663


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Artesyn Technologies                                                                            293,200  (a)           7,110,100

Avnet                                                                                            87,100                6,848,238

General DataComm Industries                                                                     220,600  (a)           1,585,563

Hypercom                                                                                        257,900  (a)           3,771,787

Informix                                                                                        617,250  (a)           6,789,750

Maxtor                                                                                          438,900  (a)           5,239,369

Mentor Graphics                                                                                 146,900  (a)           1,928,063

Modis Professional Services                                                                     511,300  (a)           3,866,706

Pioneer--Standard Electronics                                                                   384,200                5,883,062

Quantum - Hard Disk Drive                                                                       685,900                8,016,456

Renaissance Worldwide                                                                           458,600  (a)           1,719,750

Structural Dynamics Research                                                                    505,500  (a)           6,761,063

Systems & Computer Technology                                                                   216,100  (a)           5,091,856

Tech Data                                                                                       127,100  (a)           5,330,256

Technology Solutions                                                                            241,800  (a)           1,586,812

                                                                                                                      72,176,494

TRANSPORTATION--1.6%

Arkansas Best                                                                                   195,500  (a)           2,529,281

Yellow                                                                                          131,700  (a)           2,510,531

                                                                                                                       5,039,812
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $298,158,546)                                                            101.6%              322,301,994

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.6%)              (5,194,807)

NET ASSETS                                                                                       100.0%              317,107,187

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           298,158,546   322,301,994

Cash                                                                     60,947

Receivable for investment securities sold                             9,535,268

Receivable for shares of Common Stock subscribed                        256,443

Dividends receivable                                                     73,576

Prepaid expenses                                                         20,794

                                                                    332,249,022
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           303,298

Bank loan payable--Note 2                                             6,375,000

Payable for investment securities purchased                           5,708,150

Payable for shares of Common Stock redeemed                           2,617,360

Interest payable--Note 2                                                 12,295

Accrued expenses                                                        125,732

                                                                     15,141,835
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      317,107,187
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     276,508,435

Accumulated investment (loss)                                         (726,390)

Accumulated net realized gain (loss) on investments                  17,181,694

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            24,143,448
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      317,107,187
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)      12,947,074

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          24.49

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,064,469

Interest                                                                21,774

TOTAL INCOME                                                         1,086,243

EXPENSES:

Management fee--Note 3(a)                                            1,110,496

Shareholder servicing costs--Note 3(b)                                 569,757

Interest expense--Note 2                                                37,429

Prospectus and shareholders' reports                                    34,337

Custodian fees--Note 3(b)                                               27,144

Professional fees                                                       18,906

Registration fees                                                        8,275

Directors' fees and expenses--Note 3(c)                                  3,649

Miscellaneous                                                            2,640

TOTAL EXPENSES                                                       1,812,633

INVESTMENT (LOSS)                                                    (726,390)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             26,838,436

Net unrealized appreciation (depreciation) on investments           42,142,270

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              68,980,706

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                68,254,316

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (726,390)          (2,365,649)

Net realized gain (loss) on investments        26,838,436           16,860,336

Net unrealized appreciation (depreciation)
   on investments                              42,142,270           46,041,133

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   68,254,316           60,535,820
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (18,245,312)                 --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  33,848,034           79,672,928

Dividends reinvested                           17,817,025                 --

Cost of shares redeemed                       (54,199,314)        (171,484,720)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (2,534,255)         (91,811,792)

TOTAL INCREASE (DECREASE) IN NET ASSETS        47,474,749          (31,275,972)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           269,632,438          300,908,410

END OF PERIOD                                 317,107,187          269,632,438
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    1,503,063             3,923,980

Shares issued for dividends reinvested           850,455                 --

Shares redeemed                               (2,421,195)           (8,550,678)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (67,677)           (4,626,698)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                           April 30, 2000                               Year Ended October 31,
                                                                   -----------------------------------------------------------------
                                               (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.72        17.06         21.95         17.66          14.00         12.43

Investment Operations:

Investment income (loss)--net                         (.06)(a)     (.16)(a)      (.09)(a)       --             .07           .10

Net realized and unrealized
   gain (loss) on investments                         5.24         3.82         (4.39)         6.43           4.69          2.33

Total from Investment Operations                      5.18         3.66         (4.48)         6.43           4.76          2.43

Distributions:

Dividends from investment
   income--net                                          --          --           (.02)         (.04)          (.09)         (.33)

Dividends from net realized gain
   on investments                                   (1.41)          --           (.39)        (2.10)         (1.01)         (.53)

Total Distributions                                 (1.41)          --           (.41)        (2.14)         (1.10)         (.86)

Net asset value, end of period                      24.49         20.72         17.06         21.95          17.66         14.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    26.15(b)      21.45        (20.83)        40.22          35.99         21.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .60(b)       1.23          1.21          1.23           1.27           .84

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                              .01(b)        .05           .01           .02            .02           .07

Ratio of net investment income
   (loss) to average net assets                      (.24)(b)      (.78)         (.44)          .22            .62           .79

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation                                          --            --          --            .05            .41          1.80

Portfolio Turnover Rate                             82.24(b)     170.38        132.38         76.11         183.58        161.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     317,107      269,632       300,908       376,738         16,852         6,404

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. Shares of the fund are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital
gain    are    normally    declared    and    paid    annually,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2000 was approximately $1,238,900, with a related weighted average annualized interest rate of 6.08%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, the fund was charged $370,165 pursuant to the Shareholder Services Plan, of which $85,323 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $90,416 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $27,144 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member receives an annual fee of $25,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of their issuance, including redemptions made through the use of the fund's exchange privilege. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $245,307,883 and $252,982,920, respectively.

At  April  30,  2000, accumulated net unrealized appreciation on investments was
$24,143,448,   consisting  of  $54,419,270  gross  unrealized  appreciation  and
$30,275,822 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

Dreyfus
Small Company Value Fund
200 Park Avenue
New York, NY 10166

  Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

  Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

  Transfer Agent &
  Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

  Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   253SA004